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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

Georgia Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-50188 (Commission File Number)	58-2646154 (I.R.S. Employer Identification No.)

100 Westpark Drive, Peachtree City, Georgia 30269
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (770) 631-9488

Not Applicable
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit No.	Exhibit
99.1	Earnings Press Release of Georgia Bancshares, Inc. dated July 21, 2004.

Item 12. Results of Operations and Financial Condition.

        On July 21, 2004, Georgia Bancshares, Inc., holding company for The Bank of Georgia, issued a press release announcing its financial results for the period ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA BANCSHARES, INC.
By:	/s/ C. LYNN GABLE
Name:	C. Lynn Gable
Title:	Chief Financial Officer

Dated: July 21, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Press Release of Georgia Bancshares, Inc. dated July 21, 2004.

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INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES
EXHIBIT INDEX